UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)            August 23, 2005
SUNTRON CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-49651	86-1038668

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 WEST GRANDVIEW ROAD, PHOENIX, ARIZONA	85023

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (602) 789-6600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.
     The Company announced on August 29, 2005 in a press release attached hereto as Exhibit 99.1 that it intends to apply to transfer its listing to The Nasdaq SmallCap Market. The Company had received a Nasdaq Staff Determination on August 23, 2005 indicating that the Company fails to satisfy the market value of publicly held shares requirement for continued Nasdaq National Market listing set forth in Marketplace Rule 4450(a)(2), and that its securities are, therefore, subject to delisting from the Nasdaq National Market.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Exhibits.
          Exhibit 99.1. Press Release from the registrant, dated August 29, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRON CORPORATION
Date: August 29, 2005	By:	/s/ Peter W. Harper
Peter W. Harper
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release from the registrant, dated August 29, 2005.